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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

          PLEDGE AND SECURITY AGREEMENT, dated as of February 15, 2006 (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), made by each of the Pledgors referred to below, in favor of PLKS Funding, LLC, a Delaware limited liability company, in its capacity as the Agent for the Lenders (as such terms are defined below) party to the Financing Agreement referred to below (in such capacity, together with its successors and permitted assigns, the "Agent").

                                   WITNESSETH:

          WHEREAS, Lakes Entertainment, Inc., a Minnesota corporation (the "Parent"), the subsidiaries of the Parent listed as a "Borrower" on the signature pages thereto (together with the Parent, each a "Borrower" and collectively, the "Borrowers"), each other subsidiary of the Parent that becomes a "Guarantor" in accordance with the terms thereof (collectively, the "Guarantors" and, together with the Borrowers, each a "Pledgor" and collectively the "Pledgors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), and the Agent are parties to a Financing Agreement, dated as of February 15, 2006 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement");

          WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make a certain Loans (each, a "Loan" and collectively, the "Loans") to the Borrowers in an aggregate principal amount at any one time outstanding not to exceed the Total Commitment (as defined in the Financing Agreement);

          WHEREAS, it is a condition precedent to the Lenders making any Loan to the Borrowers pursuant to the Financing Agreement that each Pledgor shall have executed and delivered to the Agent a pledge and security agreement providing for the pledge to the Agent, for the benefit of the Agent and the Lenders, and the grant to the Agent, for the benefit of the Agent and the Lenders, of a security interest in and Lien on the outstanding shares of Capital Stock (as defined in the Financing Agreement) and indebtedness from time to time owned by such Pledgor of each Person now or hereafter existing and in which such Pledgor has any interest at any time;

          WHEREAS, the Pledgors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Pledgor often being provided through financing obtained by the other Pledgors and the ability to obtain such financing being dependent on the successful operations of all of the Pledgors as a whole; and

          WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Pledgor;

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          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans to the Borrowers pursuant to the Financing Agreement, the Pledgors hereby jointly and severally agree with the Agent, for the benefit of the Agent and the Lenders, as follows:

          SECTION 1. Definitions.

               (a) Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Financing Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine.

               (b) As used in this Agreement, the following term shall have the meaning indicated below:

               "Excluded Debt" means, subject to the last sentence of Section 4,
(i) any indebtedness in respect of Shingle Springs, Jamul, Iowa or Pawnee (but not including indebtedness in respect of Pokagon), and (ii) any other indebtedness of an Indian Tribe payable to a Loan Party, however evidenced, identified by the Parent as such upon the written good faith representation of the Parent to the Agent (upon Parent's consultation with a reputable law firm with expertise in gaming matters) that the grant of security interest therein would reasonably be expected to subject a secured party to review by or approval of an Indian Gaming Authority.

               "Indian Gaming Authority" means the National Indian Gaming Commission and such state and tribal gaming authorities as authorized by the applicable tribal-state gaming compact.

          SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, and grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, and Lien on such Pledgor's right, title and interest in and to the following (collectively, the "Pledged Collateral"):

               (a) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Agent pursuant to the terms of the Financing Agreement, in any event to exclude the Excluded Debt (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt, and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

               (b) the shares of Capital Stock described in Schedule II hereto (the "Pledged Shares"), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the Persons described in such Schedule II (the "Existing Issuers"), the certificates representing the Pledged Shares, all options and other rights,


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contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; but such Pledged Shares in any event to exclude the shares of any Excluded Subsidiaries.

               (c) the shares of Capital Stock at any time and from time to time acquired by such Pledgor of any and all Persons now or hereafter existing (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the "Pledged Issuers" and individually as a "Pledged Issuer") other than the shares of Capital Stock of any Excluded Subsidiary which shall not be subject to any security interest under this Agreement or any other Loan Document, the certificates representing such Capital Stock, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

               (d) except for Excluded Debt and Capital Stock of the Excluded Subsidiaries all investment property, financial assets, securities, Capital Stock, other equity interests, stock options and commodity contracts of such Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness of such Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing;

               (e) except for Excluded Debt and Capital Stock of the Excluded Subsidiaries all security entitlements of such Pledgor in any and all of the foregoing; and

               (f) all proceeds (including proceeds of proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by such Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

Notwithstanding the foregoing, if any Pledged Issuer, is organized or formed under the laws of a jurisdiction other than the District of Columbia or any State or territory of the United States of America, such Pledgor shall pledge not more than 65% of the Capital Stock of such Pledged Issuer.

          SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

               (a) the prompt payment by each Pledgor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Financing Agreement and the other Loan Documents, including, without limitation, (i) all Obligations (as defined in the Financing Agreement) (including, without limitation, all interest, fees and expenses that accrue after the commencement of any Insolvency Proceeding of any Loan Party whether or not the payment of


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such interest, fees or expenses are unenforceable or are not allowable, in whole or in part, due to the existence of such Insolvency Proceeding), (ii) in the case of a Guarantor, all amounts from time to time owing by such Pledgor in respect of its guaranty made pursuant to a Guaranty to which it is a party, including all obligations guaranteed by such Pledgor and (iii) all commissions, charges, indemnifications and all other amounts due or to become due under any Loan Document; and

               (b) the due performance and observance by each Pledgor of all of its other obligations from time to time existing in respect of the Loan Documents.

          SECTION 4. Delivery of the Pledged Collateral.

               (a) (i) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time required to be pledged to the Agent pursuant to the terms of this Agreement or the Financing Agreement (the "Additional Collateral") shall be delivered to the Agent promptly upon, but in any event within five (5) days of, receipt thereof by or on behalf of any of the Pledgors. All such promissory notes, certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Agent. If any Pledged Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, such Pledgor shall cause the Agent (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Agent with respect to such securities without further consent by such Pledgor. If any Pledged Collateral consists of security entitlements, such Pledgor shall transfer such security entitlements to the Agent (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Agent without further consent by such Pledgor. If no Event of Default has occurred and is continuing, any Pledged Debt held by the Agent in respect of a Project or new project developed in accordance with the Terms of the Loan Documents shall be returned to the applicable Loan Party within two (2) Business Days from the date such Loan Party notifies the Agent that an amendment to such Pledge Debt is to be made it being understood that such Loan Party shall, promptly, but in any event, within two (2) Business Days of receipt thereof, provide the amended Pledged Debt to the Agent. It is understood that if any Excluded Debt shall no longer be properly classified as Excluded Debt (because the grant of a security interest therein would no longer subject a secured party to licensing requirements or other review, approval of consent requirements under tribal compacts or by any other Indian gaming authority) than such Excluded Debt shall be automatically reclassified as Pledged Debt and delivered in accordance with the terms hereof.

                    (ii) Within five (5) days of the receipt by a Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Annex I hereto (a "Pledge Amendment"), shall be delivered to the Agent, in respect of the Additional Collateral which must be pledged pursuant to this Agreement and the Financing


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Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

               (b) If any Pledgor shall receive, by virtue of such Pledgor's being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, instruments, investment property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent, in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

          SECTION 5. Representations and Warranties. Each Pledgor jointly and severally represents and warrants (but to the extent any representation or warranty in this Section 5 is substantively the same as a representation or warranty contained in Article V of the Financing Agreement and such representation or warranty is qualified by a materiality or other qualifier in the Financing Agreement, such representation or warranty herein shall be subject to the same materiality or other qualifier as in Article V of the Financing Agreement) as follows:

               (a) Each Pledgor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province or other applicable jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing (except in the case of Louisiana where a dispute regarding taxes is currently ongoing and as to which the aggregate tax liability shall not exceed an amount indicated in Section 5.01(k) of the Financing Agreement) in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

               (b) The execution, delivery and performance by each Pledgor of this Agreement and each other Loan Document to which such Pledgor is or will be party (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership,


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as the case may be, action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any Material Contract, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties other than pursuant to this Agreement and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

               (c) The Existing Issuers set forth in Schedule II hereto are the Pledgors' only Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule II hereto and the last sentence of
Section 2, the Pledged Shares constitute 100% of the issued shares of Capital Stock of the Pledged Issuers as of the date hereof. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.

               (d) The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

               (e) Each Pledgor is and will be at all times the legal and beneficial owner of its Pledged Collateral free and clear of all Liens, except for the Lien created by this Agreement.

               (f) The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or any Material Contract and will not result in or require the creation of any Lien upon or with respect to any of the properties of such Pledgor other than pursuant to this Agreement or the other Loan Documents.

               (g) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by any Pledgor for (i) the due execution, delivery and performance by any Pledgor of this Agreement, (ii) the grant by any Pledgor, or the perfection, of the Lien created hereby in the Pledged Collateral or (iii) the exercise by the Agent of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

               (h) This Agreement creates a valid Lien in favor of the Agent, for the benefit of the Agent and the Lenders, in the Pledged Collateral as security for the Obligations. The Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash


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constituting Pledged Collateral from time to time results in the perfection of such Lien. Such Lien is, or in the case of Pledged Collateral in which any of the Pledgors obtains rights after the date hereof, will be, a perfected, first priority Lien. All action necessary or desirable to perfect and protect such Lien has been duly taken, except for the Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

               (i) This Agreement is, and each other Loan Document to which any Pledgor is or will be a party, when executed and delivered, will be, a legal valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws.

          SECTION 6. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding or prior to the termination of the Total Commitment, each Pledgor will, unless the Agent shall otherwise consent in writing:

               (a) keep adequate records concerning the Pledged Collateral and permit the Agent or any agents, designees or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records;

               (b) at the Pledgors' joint and several expense, promptly deliver to the Agent a copy of each notice or other communication received by it in respect of the Pledged Collateral;

               (c) at the Pledgors' joint and several expense, defend the Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

               (d) at the Pledgors' joint and several expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien created hereby, (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral;

               (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as expressly permitted by Section 6.02 of the Financing Agreement whereupon Agent will release its security interest under the terms of the Financing Agreement;

               (f) not create or suffer to exist any Lien upon or with respect to any Pledged Collateral, except for the Lien created hereby or any Permitted Lien.

               (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to or as permitted by the Loan Documents.


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               (h) not permit the issuance of (i) any additional shares of any class of Capital Stock of any Pledged Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Capital Stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Capital Stock; and

               (i) not take or fail to take any action which would in any manner impair the validity or enforceability of the Agent's security interest in and Lien on any Pledged Collateral.

          SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

               (a) So long as no Event of Default shall have occurred and be continuing:

                    (i) each Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Shares for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or the other Loan Documents; provided, however, that (A) none of the Pledgors will exercise or refrain from exercising any such right, as the case may be, if the Agent gives a Pledgor notice that, in the Agent's judgment, such action (or inaction) is reasonably likely to have a Material Adverse Effect and (B) each Pledgor will give the Agent at least five (5) Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a Material Adverse Effect;

                    (ii) each of the Pledgors may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Agent, to hold as, Pledged Collateral and shall, if received by any of the Pledgors, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of the Pledgors, and shall be forthwith delivered to the Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations under the terms of the Loan Documents; and

                    (iii) the Agent will execute and deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may


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reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

               (b) Upon the occurrence and during the continuance of an Event of
Default:

                    (i) all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                    (ii) the Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Agent (or its designee) and may collect any and all moneys due or to become due to any Pledgor in respect of the Pledged Debt, and each of the Pledgors hereby authorizes each such debtor to make such payment directly to the Agent (or its designee) without any duty of inquiry;

                    (iii) without limiting the generality of the foregoing, the Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                    (iv) all dividends, distributions, interest and other payments that are received by any of the Pledgors contrary to the provisions of
Section 7(b)(i) hereof shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgors, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

          SECTION 8. Additional Provisions Concerning the Pledged Collateral.

               (a) To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Pledgor (i) authorizes the Agent to execute any such agreements, instruments or other documents in such Pledgor's name and to file such agreements, instruments or other documents in such Pledgor's name and to file such agreements, instruments,


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or other documents in any appropriate filing office, (ii) authorizes the Agent to file any financing statements required hereunder or under any other Loan Document, and any continuation statements or amendment with respect thereto, in any appropriate filing office without the signature of such Pledgor and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Pledgor prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (b) Each Pledgor hereby irrevocably appoints the Agent as such Pledgor's attorney-in-fact and proxy (exercisable only during the continuance of an Event of Default), with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until the date on which all of the Obligations have been indefeasibly paid in full in cash after the termination of the Loan Documents.

               (c) If any Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to
Section 10 hereof and shall be secured by the Pledged Collateral.

               (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to any of the Pledgors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

               (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

               (f) The Agent may at any time in its discretion (i) without notice to any Pledgor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

               (a) The Agent may exercise in respect of the Pledged Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to such Pledgor of the time and place of any public sale of Pledged Collateral owned by such Pledgor or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of whether or not notice of sale has been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (b) [Intentionally omitted]

               (c) Each Pledgor recognizes that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been
(i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities.

               (d) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, disposition or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect consistent with the provisions of the Financing Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after the date on which all of the Obligations have been indefeasibly paid in full in cash after the termination of the Loan Documents shall be paid over to the Pledgors or to such Person as may be lawfully entitled to receive such surplus.

               (e) In the event that the proceeds of any such sale, collection, disposition or realization are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

          SECTION 10. Indemnity and Expenses.

               (a) Each Pledgor jointly and severally agrees to defend, protect, indemnify and hold harmless each Indemnitee from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable legal fees, costs, expenses and disbursements) incurred by such Indemnitee to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, claims, losses or liabilities resulting solely and directly from such Indemnitee's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

               (b) Each Pledgor jointly and severally agrees to pay to the Agent upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of the Agent's counsel and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agent) which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

          SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Pledgor, to it in care of the Parent at its address specified in the Financing Agreement; if to the Agent, to it at its address specified in the Financing Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (a) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three (3) Business Days after deposited in the mails, whichever occurs first, (b) if telecopied, when transmitted and confirmation received, provided same is on a Business Day and, if not, on the next Business Day or (c) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

          SECTION 12. Security Interest Absolute. All rights of the Agent and the Lenders, all Liens and all obligations of each of the Pledgors hereunder shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Financing Agreement or any other Loan Document, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (c) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of, or consent to or departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

          SECTION 13. Miscellaneous.

               (a) No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Pledgor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any of the Pledgors therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               (b) No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent or the Lenders to exercise any of their rights under any other document against such party or against any other Person.

               (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               (d) This Agreement shall create a continuing security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the date on which all of the Obligations have been indefeasibly paid in full in cash after the termination of the Loan Documents and (ii) be binding on each Pledgor and its respective successors and assigns, and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately preceding sentence, the Agent and the Lenders may assign or otherwise transfer their respective rights and obligations under this Agreement and any other Loan Document to any other Person pursuant to the terms of the Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any Agent or any Lender shall mean the assignee of the Agent or such Lender. None of the rights or obligations of any of the Pledgors hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

               (e) Upon the date on which all of the Obligations have been indefeasibly paid in full in cash after the termination of the Loan Documents,
(i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors, and (ii) the Agent will, upon the Pledgors' request and at the Pledgors' expense, without any representation, warranty or recourse whatsoever, (A) return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

               (f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST AND LIEN CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

               (g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               (h) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

               (i) All of the obligations of the Pledgors hereunder are joint and several. The Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably. In addition, the Agent may, in its sole and absolute discretion, select the Pledged Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such Pledged Collateral, and shall not be required to make such selection ratably from the Pledged Collateral owned by all of the Pledgors. The release or discharge of any Pledgor by the Agent shall not release or discharge any other Pledgor from the obligations of such Person hereunder.

          IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                 PLEDGORS:

                                 LAKES ENTERTAINMENT, INC.


                                 By: /s/ Timothy J. Cope
                                     -------------------------------------------
                                 Name: Timothy J. Cope
                                 Title: President and Chief Financial Officer


                                 BORDERS LAND COMPANY, LLC
                                 GREAT LAKES GAMING OF MICHIGAN, LLC
                                 LAKES CLOVERDALE, LLC
                                 LAKES GAMING AND RESORTS, LLC
                                 LAKES GAME DEVELOPMENT, LLC
                                 LAKES GAMING-MISSISSIPPI, LLC
                                 LAKES IOWA CONSULTING, LLC
                                 LAKES IOWA MANAGEMENT, LLC
                                 LAKES JAMUL, INC.
                                 LAKES JAMUL DEVELOPMENT, LLC
                                 LAKES KAR SHINGLE SPRINGS, L.L.C.
                                 LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, L.L.C. LAKES KICKAPOO CONSULTING, LLC
                                 LAKES KICKAPOO MANAGEMENT, LLC
                                 LAKES NIPMUC, LLC
                                 LAKES PAWNEE CONSULTING, LLC
                                 LAKES PAWNEE MANAGEMENT, LLC
                                 LAKES POKER TOUR, LLC
                                 LAKES SHINGLE SPRINGS, INC.


                                 By: /s/ Timothy J. Cope
                                     -------------------------------------------
                                 Name: Timothy J. Cope
                                 Title: Chief Financial Officer of each of the
                                        above listed entitie